Exhibit 99.47

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-B

KEY PERFORMANCE FACTORS
June 30, 2000



Expected B Maturity 2/18/2003


Blended Coupon 6.8232%


Excess Protection Level
3 Month Average   4.24%
June, 2000   4.91%
May, 2000   5.71%
April, 2000   2.10%


Cash Yield18.75%


Investor Charge Offs 4.56%


Base Rate 9.28%


Over 30 Day Delinquency 4.60%


Seller's Interest12.05%


Total Payment Rate14.03%


Total Principal Balance$54,839,173,315.51


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$6,607,972,797.02